                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ /  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))

                           STEAKHOUSE PARTNERS, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, par value $.0001 per share

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           STEAKHOUSE PARTNERS, INC.
                            10200 WILLOW CREEK ROAD
                          SAN DIEGO, CALIFORNIA 92131
                                 (619) 689-2333

                                                                     May 8, 2001

Dear Fellow Stockholder:

     On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders of Steakhouse Partners, Inc. (the "Company"), to be held at 10:00 a.m., Pacific Time, on June 5, 2001, at the offices of the Company at 10200 Willow Creek Road, San Diego, California 92131.

     At the Meeting, you will be asked to consider and vote upon (i) the election of two Class II Directors to serve three year terms; and (ii) the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for the fiscal year ending December 25, 2001.

     Your Board of Directors has unanimously concluded that each of the proposals is in the best interests of the Company and its stockholders. Accordingly, the Board recommends a vote "FOR" the election of directors and the ratification of the appointment of auditors.

     The vote of every stockholder is important. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we urge you to sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                          Very truly yours,

                                          /s/ Richard M. Lee
                                          Richard M. Lee
                                          Chairman of the Board and
                                          Chief Executive Officer

                           STEAKHOUSE PARTNERS, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Steakhouse Partners, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Steakhouse Partners, Inc. (the "Company") will be held on June 5, 2001, at 10:00 a.m., Pacific Time, at 10200 Willow Creek Road, San Diego, California 92131 for the following purposes:

     1. To elect two Class II Directors to serve three-year terms;

     2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the fiscal year ending December 25, 2001; and

to transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 7, 2001, as the record date for determination of those stockholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof. A complete list of stockholders of record entitled to vote at the meeting will be maintained in the office of the Company's stock transfer agent, Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive, Denver, Colorado 80209, for ten days prior to the meeting.

     If you plan to attend the meeting, please mark the appropriate box on your proxy card. Upon receipt of the card, an admission ticket will be sent to you.

     Whether or not you expect to attend, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors

                                          Hiram J. Woo
                                          Secretary

San Diego, California
May 8, 2001

                           STEAKHOUSE PARTNERS, INC.
                            10200 WILLOW CREEK ROAD
                          SAN DIEGO, CALIFORNIA 92131

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of the Common Stock, $.01 par value per share ("Common Stock"), of Steakhouse Partners, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 5, 2001 at 10:00 a.m. (Pacific Time), at 10200 Willow Creek Road, San Diego, California 92131 and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business which will come before the meeting.

     The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about May 8, 2001. The Company will bear the cost of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the election as Directors of the persons nominated by the Board of Directors; and FOR ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the fiscal year ending December 25, 2001.

RECORD DATE AND VOTING RIGHTS

     Only Common Stockholders and holders of the Company's Preferred Stock (the "Preferred Stock") of record at the close of business on May 7, 2001 (the "Record Date") are entitled to notice of the Annual Meeting and to vote the shares of Common Stock and Preferred Stock held by them on that date at the Annual Meeting or any adjournment or postponement thereof. Only holders of Common Stock and holders of Preferred Stock will be entitled to vote at the Annual Meeting. Each outstanding share of Common Stock and each outstanding share of Preferred Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. The shares of Common Stock and the shares of Preferred Stock shall vote together as one class. As of April 23, 2001, there were 3,356,564 shares of Common Stock and 2,750,000 shares of Preferred Stock issued and outstanding.

     Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum. Abstentions will also be counted for purposes of determining the presence of a quorum at the Annual Meeting.

VOTE REQUIRED FOR APPROVAL

     The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock and the shares of the Preferred Stock, considered together as a single class, outstanding on May 7, 2001 is necessary to constitute a quorum at the Annual Meeting.

     The nominees for election to the Board of Directors receiving the greatest number of affirmative votes cast by the holders of Common Stock and Preferred Stock, up to the number of directors to be elected, will be elected as directors. Accordingly, abstentions or broker non-votes as to the election of directors will have no effect on the election of directors.

     The affirmative vote of the holders of the majority of the votes cast is required for the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent accountants for the year ended December 25, 2001, and such other business as may properly come before the meeting.

                   ACTIONS TO BE TAKEN AT THE ANNUAL MEETING
PROPOSAL 1 -- ELECTION OF TWO CLASS II DIRECTORS FOR THREE-YEAR TERMS

     At the meeting, two Class II Directors, Tom Edler and Tod Linder, are to be elected. The Company's Restated Certificate of Incorporation provides that the Directors shall be divided into three classes with each class consisting, as nearly as possible, of one-third of the total number of Directors. In this way, one class will stand for election to a three-year term each year. Each elected Director will serve until the next Annual Meeting following the completion of their terms or until their successors are elected.

     The shares represented by the enclosed Proxy will be voted for the election as directors of the nominees named below. Mr. Edler and Mr. Linder are members of the present Board. If Mr. Edler and/or Mr. Linder become unavailable to stand for re-election for any reason or if a vacancy on the Board shall occur before the election (which events are not anticipated), the holders of the Proxy may vote for such other person in accordance with their best judgment, but not more than two may be voted to serve as director.

     The information appearing in the following table, with notes thereto, has been furnished to the Company by the respective nominees.

              NAME OF NOMINEE             CLASS        TERM OF ELECTION      AGE         DIRECTOR SINCE
    -----------------------------------   --------     ----------------     -------      --------------
    Tod Lindner (1)(2).................      II                3               56             1999
    Tom Edler (2)......................      II                3               58             1998

---------------
     (1) Member of the Compensation Committee

     (2) Member of the Audit Committee

BIOGRAPHICAL INFORMATION ABOUT NOMINEES

     Mr. Lindner has been a managing director of Pentech Capital Markets Group since May, 1999. Prior to joining Pentech Capital Markets Group, Mr. Lindner was a managing director of Ally Capital Group Inc., an investment banking firm from 1996 to April, 1999. Prior thereto, Mr. Lindner founded and was President of Northwest Capital Corporation, an originator of upper middle market commercial loans, from 1984 through 1996. Mr. Lindner received his Bachelor of Science in finance and banking from the University of Oregon in 1966. Mr. Lindner currently serves as a director of Bay-Con, Inc. and as a director of Magnum Cinema, LLC.

     Mr. Edler has been President and Chief Executive Officer of Pacific Coast Advisers, Inc. since September 1999. In addition, Mr. Edler served as Senior Vice President of Capitol Bay Securities, a regional investment banking firm from May 1999 to January 2001. Prior thereto, Mr. Edler was a real estate broker at Grubb & Ellis Company, specializing in the acquisition, disposition, development and leasing of restaurant and hotel properties throughout California. Prior thereto, Mr. Edler was President of Edler & Associates/Pacific Leisure Properties, a restaurant/hospitality consulting and brokering firm. Mr. Edler received his Bachelor of Science degree from Indiana University with subsequent post-graduate studies at the University of Southern California. He served as an officer in the United States Air Force for four years immediately following college.

                     MEETING OF THE BOARD OF DIRECTORS AND
                        INFORMATION REGARDING COMMITTEES

     During the Company's fiscal year ended December 26, 2000, the Board of Directors held two meetings and acted four times by unanimous written consent. Each Director attended more than seventy-five percent (75%) of the Board meetings and meetings of the Board committees on which he served.

     The Board of Directors has two standing committees, an Audit Committee and Compensation Committee. The Company does not have a standing nominating committee, the functions of which are performed by the entire Board.

     The Audit Committee is comprised of Messrs. Woo, Goudge, Lindner and Edler. The Audit Committee has the responsibility of recommending the firm to be chosen as independent auditors, overseeing and reviewing the audit results and monitoring the effectiveness of internal audit functions. The Audit Committee met three times during the fiscal year ended December 26, 2000. The Audit Committee has recommended the selection of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for the year ended December 25, 2001.

     The Compensation Committee is comprised of Messrs. Goudge and Lindner. The Compensation Committee has the responsibility of administering the Company's stock option plans and to advise the Board regarding the compensation of officers. The Compensation Committee met once during the fiscal year ended December 26, 2000.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     During the fiscal year ending December 31, 2000, the Audit Committee of the Board of Directors developed and approved a charter for the Committee, which was approved and ratified by the full Board of Directors. The charter is attached hereto as Appendix A.

     As set forth in more detail in the charter, the Audit Committee's responsibilities include the following areas:

     * the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;

     * the independence and performance of the Company's independent auditors;
       and

     * the Company's compliance with legal and regulatory requirements.

     The Company has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter.

     We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent auditors and with appropriate Company financial personnel.

     We regularly meet with the independent auditors who have unrestricted access to the Audit Committee.

     We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

     The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

     We reviewed the Company's audited financial statements and met with both management and Singer Lewak Greenbaum & Goldstein LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

     We have received from and discussed with Singer Lewak Greenbaum & Goldstein LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. We also discussed with Singer Lewak Greenbaum & Goldstein LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Finally, the Audit Committee continued to monitor the scope and adequacy of the Company's accounting staff, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

     On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2000, for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee

                              Hiram Woo, Chairman
                                  Mark Goudge
                                   Tom Edler
                                  Tod Lindner

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of April 23, 2001, by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director of the Company and each nominee for election as a director and (iii) all directors, nominees for director and executive officers as a group.

                                                                  NUMBER
                                                                OF SHARES (1)     PERCENT OF CLASS (2)
                                                                -------------     --------------------
Richard M. Lee (3) (4).......................................      540,420                14.8%
Hiram J. Woo (5) (6).........................................      374,042                10.4%
Tom Edler (7)................................................            0                   0%
Mark W. Goudge (8)...........................................            0                   0%
Tod Lindner (9)..............................................            0                   0%
Joseph L. Wulkowicz..........................................            0                   0%
RS Investment Management Co. LLC (10)........................      968,800                28.6%
All officers and directors as a group (6 persons)............      914,462                23.6%

---------------
 (1) "Number of Shares" includes shares held directly, as well as shares which such persons have the right to acquire within 60 days of the date of this Proxy Statement. Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

 (2) Based on 3,356,564 shares of Common Stock outstanding on April 23, 2001. "Percent of Class" is calculated by dividing the "Number of Shares" by the shares of Common Stock outstanding as of April 23, 2001 plus only those shares which the individual (or group) has the right to acquire within 60 days of April 23, 2001.

 (3) Mr. Lee's business address is at 10200 Willow Creek Road, San Diego, California 92131. Does not include an aggregate of 1,000,000 shares of Series B Convertible Preferred Stock and 1,050,000 shares of Series C Convertible Preferred Stock, which shares have rights to vote with the Common Stock as one class on a one-vote-per-share basis. After giving effect to such Series B and Series C Convertible Preferred Stock, Mr. Lee currently holds 42.3% of the combined stockholder voting power of the Company. Includes options held by Mr. Lee to acquire up to 285,500 shares of Common Stock. Does not include options held by Mr. Lee to acquire up to 554,137 shares of Common Stock.

 (4) Includes the assumed exercise of options to purchase 283,500 shares which are exercisable within 60 days by Mr. Lee.

 (5) Mr. Woo's business address is at 10200 Willow Creek Road, San Diego, California 92131. Does not include 700,000 shares of Series C Convertible Preferred Stock, which shares have rights to vote with the Common Stock as one class on a one-vote-per-share basis. After giving effect to such Series C Convertible Preferred Stock, Mr. Woo currently holds 17.6% of the combined stockholders voting power of the Company. Includes options held by Mr. Woo to acquire up to 216,500 shares of Common Stock. Does not include options held by Mr. Woo to acquire up to 287,462 shares of Common Stock.

 (6) Includes the assumed exercise of options to purchase 216,500 shares which are exercisable within 60 days by Mr. Woo.

 (7) Mr. Edler's business address is c/o Pacific Coast Advisors, Inc., 3017 Douglas Boulevard, Suite 300, Roseville, California 95661. Does not include options held by Mr. Edler to acquire up to 15,000 shares of Common Stock.

 (8) Mr. Goudge's business address is 24422 Avenida de la Carlta, Suite 400, Laguna Hills, California 92653. Does not include options held by Mr. Goudge to acquire up to 15,000 shares of Common Stock.

 (9) Mr. Lindner's business address is 17 E. Sir Francis Drake Boulevard, Suite 230, Larkspur, California 94939.

(10) RS Investment Management Co. LLC's business address is 388 Market Street, Suite 200, San Francisco, California 94111.

                             EXECUTIVE COMPENSATION
SUMMARY COMPENSATION

     The following table sets forth the annual compensation paid to the Company's Chief Executive Officer and each of certain current officers or employees of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 26, 2000 (the "Named Executive Officers").

                                                                                   LONG TERM
       NAME AND                                              OTHER ANNUAL        AWARDS - SECURITIES       ALL OTHER
  PRINCIPAL POSITION     YEAR     SALARY($)     BONUS($)     COMPENSATION(1)     UNDERLYING OPTIONS(#)     COMPENSATION
-----------------------  ----     ---------     --------     ---------------     ---------------------     ------------
Richard M. Lee.........  2000     $ 104,627     $301,789(2)       $ 22,318                   --                   --
Chairman of the          1999       100,000      175,500            19,248              201,000                   --
Board and Chief          1998        87,500      294,689            15,982                   --                   --
Executive Officer
Hiram J. Woo...........  2000     $  82,649     $140,269(3)       $ 11,262                   --                   --
President and            1999        80,000       94,500             7,870              134,000                   --
Secretary                1998        71,250      111,567             7,870                   --                   --
Joseph L. Wulkowicz....  2000     $ 104,440     $ 24,200            $4,615                   --                   --
Chief Financial          1999        98,160           --             3,369                   --                   --
Officer
Michael F. Maloney.....  2000     $ 108,411     $ 42,526            $6,854                   --                   --
Senior Vice President    1999        70,909           --             2,285                   --                   --
of Operations
Michael W. Morehead....  2000     $ 129,220           --                --                   --                   --
Vice President of        1999        72,826        5,346                --                   --                4,146
Marketing

---------------

(1) Other annual compensation consists in each case of the car allowance paid by the Company for the named executive officer.

(2) The Company advanced Mr. Lee $815,657 during the year ended December 26, 2000 of which $301,789 was forgiven. Mr. Lee currently owes the Company $616,584 for advances made by the Company to Mr. Lee.

(3) The Company advanced Mr. Woo $370,001 during the year ended December 26, 2000 of which $140,269 was forgiven. Mr. Woo currently owes the Company $277,016 for advances made by the Company to Mr. Woo.

OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning stock option grants made to each of the Named Executive Officers during the fiscal year ended December 26, 2000.

                               INDIVIDUAL GRANTS

                          NUMBER OF SECURITIES     PERCENT OF TOTAL OPTIONS
                          UNDERLYING OPTIONS       GRANTED TO EMPLOYEES          EXERCISE PRICE
          NAME              GRANTED(#)             IN FISCAL YEAR                    ($/SH)           EXPIRATION
------------------------  --------------------     ------------------------     -----------------    -------------
Richard M. Lee..........         554,137                     43.7%              70,087 ($5.95)       May 2009
                                                                                484,050 ($6.90)      July 2009
Hiram J. Woo............         287,462                     22.7%              42,412 ($5.40)       May 2009
                                                                                245,050 ($6.25)      July 2009
Michael F. Maloney......         300,000                     23.7%              100,000 ($5.50)      May 2009
                                                                                200,000 ($5.20)      March 2010
Michael W. Morehead.....          40,000                      3.2%              20,000 ($9.50)       May 2009
                                                                                20,000 ($6.50)       October 2009
Joseph L. Wulkowicz.....        --                       --                            --                 --

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information concerning option exercises and option holdings during the fiscal year ended December 26, 2000 with respect to each of the Named Executive Officers.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                           VALUE                AT FISCAL YEAR END(#)              AT FISCAL YEAR END($)
        NAME           SHARES ACQUIRED     REALIZED($)        EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE(1)
---------------------  ---------------     -----------     -------------------------------    -------------------------------
Richard M. Lee.......         0                 0          285,500 exercisable/               $694,438 exercisable/
                                                           554,137 unexercisable              $0 unexercisable
Hiram J. Woo.........         0                 0          216,500 exercisable/               $587,188 exercisable/
                                                           287,462 unexercisable              $0 unexercisable
Michael F. Maloney...         0                 0          300,000 exercisable/               $0 exercisable/
                                                           0 unexercisable                    $0 unexercisable
Michael W.                    0                 0          40,000 exercisable/                $0 exercisable/
  Morehead...........                                      0 unexercisable                    $0 unexercisable
Joseph L. Wulkowicz..         0                 0          0                                  0

DIRECTOR COMPENSATION

     None of the Company's directors received any compensation during the most recent fiscal year for serving in his position as a director.

EMPLOYMENT AGREEMENTS

     The employment agreements of Mr. Lee and Mr. Woo expired by their terms in July, 2000. Each continues to serve at the pleasure of the Company's Board of Directors. No other executive officer has an employment contract with the Company.

LIMITS ON LIABILITY AND INDEMNIFICATION

     The Company's Certificate of Incorporation eliminates the personal liability of its directors to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Certificate of Incorporation further provides that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     Members of the Compensation Committee have never served as our officers or employees or officers and employees of any of our subsidiaries. During the last fiscal year, none of our executive officers served on the Board of Directors or Compensation Committee of any other entity whose officers served either on our Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION.

     Executive Compensation Philosophy. Our executive compensation philosophy emphasizes three guiding principles. First, providing a competitive executive compensation package that enables us to attract, motivate and retain talented executives. Second, basing a major portion of each executive's annual cash compensation on our annual profitability or the annual profitability of the group or unit for which the executive is primarily responsible. Third, aligning the financial interests of executives with long-term total shareholder return, particularly through stock options.

     Our executive compensation program has three major components: base salaries, annual incentives, and long-term incentives.

     Base Salaries. Our executive officers receive base salaries as compensation for their job performance, abilities, knowledge, and experience. Apart from any contractual commitments, the Compensation Committee intends to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience and to place more emphasis on the incentive portion of executive compensation, thereby correlating compensation to performance. The Committee reviews base salaries annually and determines increases based upon an executive officer's contribution to corporate performance and competitive market conditions.

     Annual Incentive Compensation. The Compensation Committee awards annual bonuses based on individual performance and the level of contribution to corporate performance.

     Long-Term Incentives. The Company has in place four stock option plans. They are the 1997 Omnibus Stock Option Plan, the 1999 Galveston Stock Option Plan, the 1999 Steakhouse Stock Option Plan and the 2000 Steakhouse Stock Option Plan. The Committee believes that these plans provide an excellent vehicle for rewarding performance by Company executives and retaining their services for the future using stock options.

     Signed  Mark W. Goudge, Chairman
          Tod Lindner

     The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last three fiscal years in (a) the total shareholder return on our common stock with (b) the total return on The Nasdaq Stock Market Index and (c) the total return on a peer group index. The Nasdaq Stock Market Index includes companies with an average market capitalization of approximately $792,156,000 with the largest company having a capitalization of approximately $275,015,500,000. The peer group is an index weighted by the relative market capitalization of the six following companies which were selected for being in industries related to ours (steakhouse restaurants), for having revenues between $13,882,000 and $1,646,013,000 in their most recently reported fiscal years and for having three year compound annual revenue growth of at least 10%. The six are: Outback Steakhouse, Inc.; Lone Star Steakhouse & Saloon, Inc.; Big Buck Brewery & Steakhouse, Inc.; Ryan's Family Steak Houses, Inc.; Sizzler International, Inc. and Steak and Shake Company, Inc.

     The following graph assumes that $100 had been invested in each of the Company, the Nasdaq Stock Market Index and the six member Peer Group on February 27, 1998.

           3-YEAR CUMULATIVE TOTAL RETURN COMPARISON AMONG STEAKHOUSE PARTNERS, INC., NASDAQ STOCK MARKET INDEX AND PEER GROUP INDEX

                                   [GRAPH]

                                            STEAKHOUSE PARTNERS     NASDAQ INDEX     PEER GROUP INDEX
                                            -------------------     ------------     ----------------
    Base period February 27, 1998
         December 1998....................         130.00              121.24              60.00
         December 1999....................         124.93              232.16             139.58
         December 2000....................         101.06               87.50              80.17

                   ASSUMES $100 INVESTED ON FEBRUARY 27, 1998
                          ASSUMES DIVIDED REINVESTMENT
                     FISCAL YEAR ENDING DECEMBER 26, 2000.

     The preceding sections entitled "Executive Compensation" and "Performance Graph" do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any other filing that we make with the SEC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 (a) of the Securities Exchange Act of 1934, and the rules issued thereunder, the Company's directors and executive officers are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Copies of such reports are required to be furnished to the Company. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that, during the Company's fiscal year ended December 26, 2000, all of its executive officers and directors complied with the requirements of Section 16 (a).

CERTAIN TRANSACTIONS

Personal Guarantees

     Mr. Woo has personally guaranteed the Company's lease agreements for its Fullerton and Norco, California locations, as well as the Company's vendor debt with Sysco Food Services and various other vendors.

Policy Regarding Affiliate Transactions

     Any ongoing or future transactions between the Company and its officers, directors, principal stockholders, or other affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent and disinterested directors. Any future loans to officers, directors, principal stockholders, or affiliates will be made for a bonafide business purpose, on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the Company's independent and disinterested directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, on the recommendation of the Audit Committee, has reappointed the firm of Singer Lewak Greenbaum & Goldstein as independent auditors of the Company for fiscal year ended December 25, 2001. The Board of Directors will ask the stockholders to ratify the appointment of this firm as independent auditors for the Company at the Annual Meeting.

AUDIT FEES

     Singer Lewak Greenbaum & Goldstein billed the Company approximately $251,166 in the aggregate for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 26, 2000 and the reviews of the Company's quarterly financial statements for the fiscal year ended December 26, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Singer Lewak Greenbaum & Goldstein did not perform any services for the Company in connection with any of the Company's information systems, local area networks or the Company's computer hardware or software systems.

ALL OTHER FEES

     Singer Lewak Greenbaum & Goldstein did not bill the Company for any services other than the above fees for audit work during the fiscal year ended December 26, 2000.

     A representative of Singer Lewak Greenbaum & Goldstein LLP will be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company in the Year 2002 must be received by the Company no later than January 8, 2002 for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                 ANNUAL REPORT

     The Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2000 (the "Annual Report") is being mailed with this proxy statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Hiram J. Woo
                                          Secretary

Dated: May 8, 2001

                           STEAKHOUSE PARTNERS, INC.
                            AUDIT COMMITTEE CHARTER

OVERVIEW

The Audit Committee of the Board of Directors assists the full Board in fulfilling its oversight responsibilities with respect to assuring that the company maintains (1) appropriate and independent advice from its Independent Accountants, (2) appropriate financial accounting and management controls, and
(3) sound financial reporting practices.

The Audit Committee independently oversees the internal and external audit functions to ensure adequate audit coverage is achieved. Specifically, the audit function is designed to ensure:

* a system of internal controls is maintained throughout the Company which protects the assets of the Company, provides the proper authorization and recording of transactions, and ensure that the financial information is reliable and materially accurate; and

* financial statements fairly present, in all material respects, the financial condition and results of operations of the Company in accordance with generally accepted accounting principles.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of management throughout the company to ensure that overall controls are adequate to meet operating, financial and compliance objectives, and it is the responsibility of management and the Independent Accountants to plan and conduct audits, and to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

MEMBERSHIP

The Board of Directors shall appoint the Audit Committee members, all of whom shall be Directors, but none of whom may be officers or employees of the Company. All Audit Committee members shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc., and at least one member of the Audit Committee must have the level of financial sophistication required under the rules of the National Association of Securities Dealers, Inc., resulting from past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including service as a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The Audit Committee shall consist of not less than three members, including a Chairperson. A majority of the members of the Committee shall constitute a quorum. The Committee shall meet four times within the year or at whatever interval is considered necessary by the Committee in fulfilling its responsibilities.

RESPONSIBILITIES

The Audit Committee will meet with representatives (both as a group and, as appropriate, individually) from the independent accountants, the head of internal audit, the corporate controller, Chief Financial Officer, Chief Executive Officer, and others, as necessary, to perform the following:

Charter Review

The Audit Committee shall reassess the adequacy of its Charter at least annually and recommend any proposed changes to the Board for approval.

Nomination of Independent Accountants

The Audit Committee shall have the responsibility to recommend to the Board of Directors for its action the selection, retention or termination or the Company's independent accountants.

Auditor Evaluation

The Independent Accountants shall have ultimate accountability to the Audit Committee and the Board of Directors. The Audit Committee shall have responsibility to evaluate the Independent Accountants.

The Audit Committee shall:

* Receive and review information from the Independent Accountants on a periodic basis, including a formal written statement, pertaining to the Independent Accountants' independence, including matters required by Independence Standards Board Standard No. 1; discuss such information with the Independent Accounts; and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of such independence.

* Review, in consultation with management, the terms of the engagement of the Independent Accountants, including the scope of their audit, proposed fees and personnel qualifications.

* Discuss with the Independent Accountants the matters required to be discussed by Statement on Auditing Standards No. 61, relating to the conduct of the audit.

* Receive required communications from the Independent Accountants.

Matters Pertaining to the Head of Internal Audit

The Audit Committee shall review the overall activities of the Head of Internal Audit including:

* Review and concur in the appointment, replacement, reassignment or dismissal of the Head of Internal Audit.

* Discuss with the Independent Accountants the quality of the Company's financial accounting personnel, and any relevant recommendations that the Independent Accountants may have.

* Review with the Head of Internal Audit the planned internal audit activities and the results of such internal audit activities.

* Review the significant reports to management prepared by the Head of Internal Audit, and management's responses.

* Review with the Head of Internal Audit the adequacy of the Company's system of internal accounting and financial control.

* Review with the Head of Internal Audit the extent of compliance with policies, plans, procedures, laws and regulations which could have a significant impact on operations and reports.

Matters Pertaining to Filings with Government Agencies

The Audit Committee shall:

* Review with the Independent Accountants and management the audited financial statements to be included in the Company's Form 10-K prior to filing with the Securities and Exchange Commission and, if satisfied, recommend its approval to the Board.

* Prepare the Audit Committee Report required by the Rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

* Review the results of each quarterly review with the Independent Accountants before filing with the Securities and Exchange Commission.

Financial Reporting

* Review, in connection with its review of the annual financial statements, an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

* Review with the Independent Accountants and management the results of the Independent Accountants' year-end audit, reviewing areas of significant disagreement, if any, between management and the Independent Accountants.

Controls

The Audit Committee shall:

* Review with management, the Independent Accountants and the Head of Internal Audit their separate opinions as to the adequacy and effectiveness of the Company's system of internal accounting controls, and review with them the Independent Accountants' Annual Report on Internal Controls and management's response thereto.

* Review the Company's procedures with respect to accounting and financial controls, including changes in auditing and accounting principles, practices and procedures.

* Review with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

Fraud and Illegal Acts

The Audit Committee shall:

* Receive and review reports regarding fraud involving senior management and any fraud that causes a material misstatement of the financial statements.

* Review reports of illegal acts that are not "clearly inconsequential" that have come to the Independent Accountant's attention in the course of their audits, and ensure, in such cases, that management has taken timely and appropriate actions regarding reported illegal acts that could have a material effect on the financial statements.

Other Responsibilities

* Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, any material reports or inquiries received from regulators or governmental agencies, and other legal matters as appropriate.

General Powers

The Audit Committee shall conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

To carry out and effectuate the purposes of the foregoing resolutions, the Audit Committee shall have authority it deems necessary to confer with the Company's Independent Accountants, Head of Internal Audit and Officers and to conduct or authorize investigations. The Audit Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee.

                           STEAKHOUSE PARTNERS, INC.
                            10200 WILLOW CREEK ROAD
                          SAN DIEGO, CALIFORNIA 92131

                          ---------------------------
                                REVOCABLE PROXY
                          ---------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STEAKHOUSE PARTNERS, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2001 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    The undersigned hereby appoints Richard M. Lee or Hiram J. Woo as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Steakhouse Partners, Inc. held of record by the undersigned on May 7, 2001, at the Annual Meeting of Stockholders to be held on June 5, 2001, or any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present as indicated below.

SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company called for June 5, 2001, a Proxy Statement for the Annual Meeting and the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2000.

                Continued and to be voted and signed on reverse
P
R
O
X
Y

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU    THIS PROXY MAY BE REVOKED AT ANY
  VOTE FOR PROPOSAL 1 AND FOR PROPOSAL 2.        TIME BEFORE IT IS EXERCISED.

(1) The election as directors of all nominees listed below to serve as Class II Directors

    INSTRUCTION: To withhold your vote for one or more individual nominees, mark "FOR ALL EXCEPT" and strike a line through the name of such person in the list below.

    TOD LINDNER      TOM EDLER

    VOTE FOR BOTH NOMINEES  / /       WITHHOLD FOR BOTH NOMINEES  / /
    FOR ALL EXCEPT  / /

(2) To ratify the appointment of Singer Lewak Greenbaum &
    Goldstein LLP as the Company's auditors for the fiscal year ending December 25, 2001.

               FOR  / /           AGAINST  / /           ABSTAIN  / /

If you plan to attend the Annual Meeting please check the following box:  / /

THIS PROXY HAS BEEN MADE AVAILABLE TO:

Signature ___________________________________________________________________
Signature ___________________________________________________________________
Date ________________________________________________________________________

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

    PLEASE MARK, SIGN, DATE, AND PROMPTLY RETURN THIS PROXY CARD USING THE
                              ENCLOSED ENVELOPE.